CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Epic Financial Corporation (the "Company") on Form 10-QSB dated June 23, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Parker, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.


                              /s/ William R. Parker
                              -------------------------------------
                              William R. Parker
                              President and Chief Executive Officer
                              Epic Financial Corporation
                              June 23, 2003